Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2015, and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.weitzinvestments.com/literature_and_forms/prospectuses.fs. You can also get this information at no cost by calling 800-304-9745 or by sending an e-mail request to clientservices@weitzinvestments.com.

Investment Objective

The investment objective of the Fund is current income consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses	0.27
Acquired fund fee and expenses(1)	0.01
Total annual fund operating expenses	0.68%
Fee waiver and/or expense reimbursement(2)	(0.47)
Total annual fund operating expenses after fee waiver
and/or expense reimbursement	0.21%

(1) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”). The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds. The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(2) The investment advisor has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.20% of the Fund’s average daily net assets through July 31, 2016. This agreement may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$22	$170	$332	$802

Principal Investment Strategies

The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months, or in open or closed-end mutual funds which in turn invest in such assets. The Fund limits its average portfolio maturity to sixty days or less.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

• No Assurance of Stable Net Asset Value Although the Fund attempts to maintain a stable net asset value of $1.00 per share,

there can be no guarantee that the Fund will be able to do so. You may lose money if you invest in the Fund.

• Money Market Fund Regulatory Risk The U.S. Securities and Exchange Commission (the “SEC”) has adopted changes relating to the regulation of money market funds. These changes may affect the investment strategies, performance, yield and operating expenses of the Fund.

• Government-Sponsored Enterprises Risk The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Fannie Mae and Freddie Mac. Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the U.S. Government. In 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, caused Fannie Mae and Freddie Mac to become supported by the U.S. Government. No assurance can be given as to whether the U.S. Government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.

• Investments in Other Investment Companies The Fund may invest in the shares of other investment companies, including non-affiliated money market funds. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

• Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the investment adviser. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitz-investments.com or by calling us toll-free at 800-304-9745.

             Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2015 was 0.01%.

Weitz Funds - Government Money Market Fund

WEITZINVESTMENTS.COM

Best and Worst Performing Quarters (during the period shown above)
	Quarter/Year		Total Return
Best Quarter	2nd Quarter 2007		1.25%
Worst Quarter	3rd Quarter 2013		0.00%

Average Annual Total Returns (for periods ended December 31, 2014)
	1 Year	5 Year	10 Year
Government
Money
Market Fund	0.01%	0.03%	1.41%

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Purchase and Sale of Fund Shares

The minimum investment required to open an account in the Fund is $2,500. The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, c/o BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/ or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Weitz Funds - Government Money Market Fund

Weitz Funds - Government Money Market Fund	WGMXX Sum Pro 3302015